Financial Instruments - Interest Rate Swap Agreements (Details)	12 Months Ended
Dec. 31, 2014
Interest Rate Swaps [Abstract]
Bank loans interest rate basis	LIBOR
Assessment of criteria for hedge accounting

Following the completion of the new or supplemental loan agreements discussed in Note 8, the swaps with Credit Suisse and Unicredit Bank no longer qualify for hedge accounting. The remaining swaps qualified for hedge accounting as of December 31, 2014.